UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-10026                  14-0462060
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

     1373 Broadway, Albany, New York                                    12204
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2008, the Compensation Committee of the Registrant's Board of Directors revised target 2008 cash bonuses under the Registrant's Annual Bonus Program for certain named officers to reflect changes in their duties and responsibilities. The revised targets are as follows:

        Officer                                       2008 Target Bonus (in $US)
        -------                                       --------------------------
        Daniel A. Halftermeyer                                           194,597
        Ralph M. Polumbo                                                 130,521

The Committee had already determined that cash bonuses for the Registrant's top management, including the above-named officers, for 2008 would be based on one or more of: consolidated operating income, adjusted corridor or segment operating income, corridor or segment net sales of other functional metrics and individual performance criteria. A cash bonus equal to the target amount will generally be paid if the Committee determines that appropriate performance levels in each of these areas has been achieved. Lesser bonuses may be paid if such performance is not achieved and larger bonuses if performance exceeds such levels. The Committee further determined, however, that it would reserve the right to exercise its discretion, after the close of the 2008 fiscal year, as in prior years, to determine to what extent cash bonuses had been earned, and reserved the right to take individual performance factors (including, for example, the possible adverse impact during the year of cost-reduction, plant closings or downsizings and other restructuring-related activities in specific divisions, regions or business lines) into account, and to employ both objective and subjective criteria in determining the final bonuses.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
                                                 -------------------------------
                                             Name: Michael C. Nahl
                                             Title: Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

Date: September 5, 2008